(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) November 2013 The New Spirit REITWorld Presentation

Statements contained in these slides and any accompanying oral presentation by Spirit Realty Capital, Inc. (the “Company”) that are not strictly historical are forward-looking statements under Federal securities laws, which should be regarded solely as reflections of our current operating plans and estimates and not guarantees of future performance. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated, due to a number of factors which include, but are not limited to, our continued ability to source new investments, risks associated with using debt to fund the company’s business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the real estate markets), risks related to the Spirit- Cole II merger and our ability to integrate the portfolios, disruption from the merger making it more difficult to maintain business and operational relationships, unknown liabilities acquired in connection with the acquired properties, portfolios of properties, or interests in real-estate related entities, effects of liquidity for former Cole II shareholders and Spirit shareholders previously holding unregistered shares, and those discussed in the Company’s filings with the Securities and Exchange Commission from time to time, including the pre-merger companies’ Annual Reports on Form 10-K, as well as the Company’s press releases, which can be found on the Company’s website www.spiritrealty.com. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. NOTICE REGARDING NON-GAAP FINANCIAL MEASURES: This presentation contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Explanations of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP financial measures can be found in the Appendix at the end of this presentation. FORWARD LOOKING STATEMENT:

Spirit Overview and Investment Highlights Section 1

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) SRC Overview (1) NYSE Ticker SRC Enterprise Value $7.3 billion Market Capitalization $3.7 billion Current Annual Dividend $0.65625 Dividend Yield 6.5% Current Share Price $10.08 IPO Share Price $7.87 (2) Total Return Since IPO +35%  Spirit, a single tenant, triple net REIT focused on operationally essential real estate, owns a real estate portfolio consisting of 2,083 properties (99% occupied with an average remaining lease term of 10.3 years) as of September 30, 2013  The portfolio is well-diversified by industry (19), tenants (354), and geography (48 states) and has 48% investment grade tenancy (3)  In September 2012, Spirit was recapitalized through a $500 million IPO with an enterprise value of $3.2 billion and a market cap of $1.3 billion  In July 2013, Spirit merged with Cole Credit Property Trust II, a $3.7 billion non-traded, public REIT and created a $7.1 billion enterprise value company Spirit Overview and Investment Highlights 3  Despite approximately 368 million shares becoming freely tradable over the past 12 months, Spirit shares have out performed its competitors and the market (4)  Spirit is focused on generating and delivering sustainable and attractive returns for our shareholders Notes: (1) As of November 11, 2013 (2) $15.00 initial share price divided by the 1.9048 conversion ratio associated with Cole II merger (3) Based on annualized rental revenue from tenants with actual or implied credit ratings of BBB- or higher. Implied credit ratings determined using Moody’s KMV licensed software (4) Including ARCP, NNN, O, the S&P 500, and the RMS; based on total return since IPO, per Capital IQ

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) 1st Year’s Progress 4 Management Has Made Material Progress Since the IPO Criteria Sept. 2012 Sept. 2013 Portfolio # of Properties 1,183 2,083 % of Revenue from Investment Grade (1) 28% 48% % of Revenue from Top Tenant 30% 15% % of Revenue from Top 10 Tenants 52% 36% Avg. Remaining Lease Term 11 years 10.3 years Financial Enterprise Value (2) $3.2Bn $7.3Bn Market Capitalization (2) $1.3Bn $3.7Bn G&A (% of Revenue) 8.8% 7.3% Free Float 39% 99% EBITDA (2) $253MM $486MM Total Debt (3) $1.9Bn $3.6Bn Total Net Debt / Adj. EBITDA (2)(3) 7.3x 7.1x Notes: (1) Based on annualized rental revenue from tenants with actual or implied credit ratings of BBB- or higher. Implied credit ratings determined using Moody’s KMV licensed software (2) Definition/ reconciliation in appendix (3) Represents debt principal balance outstanding +900 +20% (15%) +$4.1Bn (1.5%)

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) Strong Performance Since IPO 5  SRC prices IPO at $7.87 (2) / share  Spirit announces plans to merge with Cole II  TLC lockup expires  Spirit announces 1st quarter results  Spirit added to the RMZ Index  Sponsor equity lockups expire  Spirit completes $7.1Bn merger with Cole II $2.0Bn of NTR equity becomes freely tradable 0 5 10 15 20 25 0 20 40 60 80 100 120 140 160 180 Sep-12 Oct-12 Dec-12 Jan-13 Feb-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Oct-13 Nov-13 Demonstrated Public Company Track Record, Minimal Equity Overhang Total Return (%) Volume (MM) IPO Valuation of 8.8% cap rate and 10.2x NTM FFO (1) Current Valuation of 7.4% cap rate and 13.3x 2014E FFO (1) Notes: (1) Implied cap rate calculation in appendix; FFO multiple is share price divided by consensus estimate (2) $15.00 initial share price divided by the 1.9048 conversion ratio associated with Cole II merger (3) Excludes first day of trading post-IPO  Ample opportunity for legacy SRC equity and Cole retail to exit – Highly liquid stock  Equity overhang is behind us with only execs and directors locked up  Possible additional index demand – S&P Real Estate Indices and Dow Jones Real Estate Indices Observations Annotations A B C D E F G A B C D E F G Total Return Since SRC IPO SRC +35% S&P 500 +24% ARCP +17% NNN +12% RMS +4% O +2% Free Float: 40% Shares: 65.2mm ADTV: 0.5mm (3) Free Float: 69% Shares: 111.4mm ADTV: 1.2mm Free Float: 98% Shares: 159.0mm ADTV: 1.9mm Free Float: 99% Shares: 370.4mm ADTV: 5.8mm Source: SNL Financial, Capital IQ

Operational Overview Section 2

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) Notes: (1) Excludes mortgage notes receivables and vacant properties (2) For reporting tenants, represents unit-level coverage ratio of EBITDAR to cash interest paid and rent expense; weighted by rent (3) Based on annualized rental revenue from tenants with actual or implied credit ratings of BBB- or higher. Implied credit ratings determined using Moody’s KMV licensed software  Focus on retail real estate that is operationally essential to tenant profits – Including non-rated tenants with strong credits, but otherwise overlooked by traditional lenders  Market segment allows for favorable lease structuring – 89% of portfolio has rent escalations – Approximately 43% of the portfolio under master lease Operational Highlights 7  Historical credit loss of only 3.6% in total across 10 years  Portfolio occupancy rate has never been below 95% and 10 year average is greater than 99% – 80% historical lease renewal rate  Market segment allows for favorable lease structuring – Weighted average EBITDAR coverage ratio of 2.74x (2) – 48% of tenants are investment grade (3) Differentiated Business Strategy Seasoned, Cycle-Tested Portfolio $412 $803 $1,375 $750 $133 $37 $164 $176 $81 $349 $1,243 $1,103 $124 $143 $121 $8 0 500 1,000 1,500 2,000 2004 2005 2006 2007 2008 2009 2010 2011 2012 1Q-3Q 13 Acquisition Vintage Amounts in Millions (1) Over 90% of the portfolio was acquired before 2009 SRC Cole

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) Large Diverse Portfolio 8 Spirit's Top Tenants Represent an Attractive Mix of Industries and Credits (1)(2) Notes: (1) By total revenue (2) Does not include investments of mortgage notes receivable and vacant properties (3) As of September 30, 2013 Credit Diversity (3) Industry Diversity (3) Top Tenants # of Prop. % of Portfolio (1) (Actual/Implied) 181 14.5% BB 70 4.3% A- 109 3.5% BB+ 238 2.9% BBB- 9 2.5% B+ 83 2.2% BBB 37 1.8% BBB 12 1.4% BB+ 8 1.3% A- 14 1.2% A- 10 1.2% A- 30 1.2% BB- 8 1.2% BBB 4 1.2% A- 9 1.2% A Total Top 15 822 41.6% 48% 42% 10% Investment Grade / Implied Investment Grade (2) Non-Investment Grade / Implied Non-Investment Grade Not Rated 18% 17% 18% 8% 39% Specialty Retail Restaurants Department / Discount Drug Stores Other

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) Large Diverse Portfolio 9 Spirit’s Portfolio is Geographically Well-Diversified Retail Real Estate (1)(2)(3) Notes: (1) By rental revenue (2) Does not include investments of mortgage note portfolios and vacant properties (3) As of September 30, 2013 Property Type Diversification Property Value Diversification Retail Industrial Office, 2% Distribution, 1% Service, 9% 79% 9% Number of Properties 67 391 317 245 380 209 203 120 0 100 200 300 400 Less than $0.5MM $0.5- 1.0MM $1.0- 1.5MM $1.5- 2.0MM $2.0- 4.0MM $4.0- 6.0MM $6-10MM $10MM+ 70%+ Less Than $4.0MM # PROPERTIES 1-10 11-20 21-50 51-100 100+ % OF REVENUE 0%-5.0% 5.0%-10.0% > 10.0% DE MD TX OK KS NE SD ND MT WY CO UT ID AZ NV WA CA OR KY ME NY PA MI VT NH MA RICT VA WV OH INIL NC TN SC ALMS AR LA MO IA MN WI NJ GA NM FL

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) 0.7 2.3 2.7 3.8 3.6 4.5 3.7 6.8 7.8 3.9 60.2 0 10 20 30 40 50 60 70 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 and… 40% 46% 11% 3% Lease Profile with Predictable Revenue 10 The Combination of Contractual Bumps, Historically High Occupancy, Minimal Near Term Expiration and NNN Leases Contribute to a Predictable Revenue Profile (1)(2)(3) Source: Company filings Occupancy Lease Expiration (4) Lease Escalation (4) (%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 80.0% 90.0% 100.0% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Oc cu pa nc y GDP Growth GDP Growth Spirit Occupancy Rate Lease Structure (2) Notes: (1) By rental revenue (2) Does not include investments of mortgage notes receivable and vacant properties (4) As of September 30, 2013 (3) Does not include investments in multi-tenant properties % Contractual Fixed % With Contractual CPI-Related % Flat % Other % NNN % NN 85% 15%

Financial Overview Section 3

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) Balance Sheet Data 12 SRC Has Long-Term Leases and Well-Laddered Debt Maturities Balance Sheet (1)  $7.1 billion in total assets – Almost entirely owned real estate – Long-term leases  $3.6 billion in debt principal balance outstanding – Only $152 million in short-term, variable facility – $918 million in Master Trust bonds; this facility (or similar structure) can be used to issue investment grade bonds – Remainder in laddered, property- level CMBS debt – Weighted average contractual rate on debt outstanding as of 9/30/13 approximately 5.61% – No significant maturities until 2016 – Leverage is 7.1x (2) Scheduled Principal Amortization (1) Balloon Payments at Maturity (1) Notes: (1) As of September 30, 2013 (2) Represents Adjusted Debt / Annualized Adjusted EBITDA. See appendix for reconciliations and calculations (3) CMBS interest rate, contractual weighted average interest rate including revolver is 5.9% 72 271 775 945 96 992 120 0 200 400 600 800 1,000 Q4 2013 2014 2015 2016 2017 2018 Thereafter $MM Primarily CMBS Debt Revolver Debt Contractual Weighted Avg. Interest Rate 4.3% 5.3% 6.3% 5.8% 5.7% 5.5% (3) 18 55 56 49 42 40 106 0 100 200 300 400 Q4 2013 2014 2015 2016 2017 2018 Thereafter Annual Amortization Cumulative Amortization $MM $220MM by 2017

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) Income Statement Data 13 Notes: (1) Third quarter 2013 results multiplied by 4 (2) Continuing operations, excluding merger costs and impairments; calculation / reconciliation in appendix Income Statement  $548 million in annualized revenue  $528 million in annualized NOI  G&A is 7.3% of revenue  A significant amount of property costs relate to remaining multi-tenant portfolio  3Q13 annualized AFFO was approximately $0.78 per share  AFFO per share is estimated to be between $0.77 and $0.82 per share in 2014 ($000s) Post-Merger Pro Forma FY 2012 Actual 3Q13 Annualized (1) Revenues $ 530,227 $ 548,356 Property costs 24,441 20,524 Net operating income (“NOI”) (2) 505,786 527,832 General and administrative 32,762 39,784 Acquisition costs 1,054 1,880 EBITDA (2) 471,970 486,168 Interest 211,569 201,544 Income taxes 504 3,212 Funds from Operations (“FFO”) (1) $ 259,897 $ 281,412

Market Overview Section 4

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) Benchmarking to Our Closest Comparables 15 Operational Statistics (1) Number of Properties 2,083 3,886 1,850 3,732 Square Feet (MM) 52.7 61.2 20.3 102.0 Occupancy Rate 99% 98% 98% 99% Average Remaining Lease Term 10.3 yrs 11 yrs 12 yrs 11 yrs % of Investment Grade Tenants 48% (2) 40% (3) Not Reported 47% (3) % Retail 79% 78% 100% 62% Top 5 Tenants % Rent 28% 22% 23% 14% Top 10 Tenants % Rent 36% 35% 39% 24% Size, Occupancy, and Tenant Mix Similar to Sector-Leading Peers Notes: (1) Sources: Company Filings; SRC statistics as of September 30, 2013; ARCP pro froma for COLE, ARCT IV and CapLease mergers (2) Based on annualized rental revenue from tenants with actual or implied credit ratings of BBB- or higher. Implied credit ratings determined using Moody’s KMV licensed software (3) Company reported

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) Benchmarking to Our Closest Comparables 16 Notes: (1) Calculation / reconciliation in appendix (2) Per SNL (3) Principal value of debt + liquidation value of preferred equity / most recent quarter EBITDA annualized (ARCP pro forma for COLE, CapLease and ARCT IV) (4) Calculated by applying comps average multiple / yield to the respective SRC metric Spirit Remains a Good Relative Valuation Opportunity Comps Average Implied SRC Share Price (4) Implied Cap Rate (1) 7.4% 5.8% 6.3% NA 6.1% $14.46 2014 AFFOx (2) 12.8x 15.9x 15.9x 11.2x 14.3x $11.30 Dividend Yield (2) 6.5% 5.4% 4.9% 7.1% 5.8% $11.25 AFFO Payout Ratio (2) 83% 86% 78% 80% 81% NA Leverage (Net Debt + Preferred / EBITDA) (3) 7.1x 6.8x 5.9x 8.7x 7.1x NA Sources: SNL, SEC filings

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) What's Next for SRC? 17  Significantly reduced equity overhang  Q4 2013 - our first full reporting period as a merged company  Continued portfolio management and asset recycling  2014 guidance – $0.77 to $0.82 of AFFO – Implied dividend coverage of 117% - 125% (1)  Closing the valuation gap to peers through execution and investor education  Continue to identify and close on accretive acquisitions as the market allows Note: (1) Based on current annualized dividend of $0.65625

Appendix & Financial Definitions Appendix

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) Financial Definitions 19  NOI from Continuing Operations – Represents net income (loss) (computed in accordance with GAAP), excluding general and administrative expenses, merger costs, real estate acquisition costs, interest expense, depreciation and amortization, impairments, Cole II portfolio gains on sale of real estate assets and property condemnations, and income tax expense (benefit).  EBITDA from Continuing Operations, as Adjusted – Represents net income (loss) before the cumulative effect of income (loss) from discontinued operations, interest expense, depreciation and amortization, and income tax expense (benefit); as further adjusted to eliminate the impact of merger costs, impairments, and Cole II portfolio gains on sale of real estate assets and property condemnations.  EBITDAR – Represents net income (loss) before the cumulative effect of income (loss) from discontinued operations, interest expense, depreciation and amortization, income tax expense (benefit), and rent.  FFO from Continuing Operations, as Adjusted – Represents net income (loss) from continuing operations, adjusted to eliminate the impact of real estate related depreciation and amortization, impairment charges, merger costs, and Cole II portfolio gains on sale of real estate assets and property condemnations.  Enterprise Value – Represents market capitalization plus the sum of long-term and short-term debt on the company's balance sheet less cash.  Adjusted Funds from Operations (AFFO) – AFFO is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. It adjusts FFO (defined below) to eliminate the impact of non-recurring items that are not reflective of ongoing operations and certain non-cash items that reduce or increase net income in accordance with GAAP. Our computation of AFFO may differ from the methodology for calculating AFFO used by other equity REITs, and, therefore, many not be comparable to such other REITs. AFFO should not be considered as a substitute for net income determined in accordance with U.S. GAAP as measures of financial performance. Reconciliations from U.S. GAAP net income available to common stockholders to AFFO are included in financial statements filed by the Company with the Securities and Exchange Commission.  Funds from Operations – Funds from Operations ("FFO") represents net income (loss) computed in accordance with GAAP, excluding real estate-related depreciation and amortization, impairment charges and net losses (gains) on the disposition of real estate assets. Its calculation conforms to the standards established by the National Association of Real Estate Investment Trusts, or NAREIT.  Market Capitalization – Calculated by multiplying the number of shares outstanding by the closing share price of the company's common stock as of the date indicated.  Adjusted Debt – Represents interest bearing debt (reported in accordance with GAAP) adjusted to include preferred stock and exclude unamortized debt discount, as further reduced for cash and cash equivalents, and cash collateral deposits retained by lenders.  Adjusted EBITDA – Represents earnings before interest, taxes, depreciation and amortization, modified to include other adjustments to GAAP net income (loss) for merger costs, real estate acquisition costs, impairment losses, gains (losses) from the sale of real estate and debt transactions and other items that are not considered to be indicative of our on-going operating performance.  Annualized Adjusted EBITDA – Calculated by multiplying adjusted EBITDA for the quarterly period presented by four.

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) NOI Reconciliations 20 Net Operating Income from Continuing Operations Reconciliations ($000’s) Post-Merger Pro Forma FY 2012 Actual 3Q13 Annualized (1) Income (Loss) from Continuing Operations $51,163 $(92,224) Adjustments: General and Administrative Expense 32,762 39,784 Merger Costs (2) – 180,284 Real Estate Acquisition Costs 1,054 1,880 Interest Expense 211,569 201,544 Depreciation and Amortization Expense 193,557 193,352 Impairments 15,816 – Other Expense (Income) (3) (639) – Income Tax Expense (Benefit) 504 3,212 Net Operating Income from Continuing Operations $505,786 $527,832 Notes: (1) Third quarter 2013 results multiplied by four (2) Merger costs are pro forma adjustments that were excluded in the determination of post-merger, pro forma 2012 income (loss) from continuing operations (3) Cole II portfolio gains on sale of real estate assets and property condemnations

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) EBITDA Reconciliations 21 EBITDA from Continuing Operations Excluding Merger Costs and Impairments Reconciliations ($000’s) Post-Merger Pro Forma FY 2012 Actual 3Q13 Annualized (1) Income (Loss) from Continuing Operations $51,163 $(92,224) Adjustments: Merger Costs (2) – 180,284 Interest Expense 211,569 201,544 Depreciation and Amortization Expense 193,557 193,352 Impairments 15,816 – Other Expense (Income) (3) (639) – Income Tax Expense (Benefit) 504 3,212 EBITDA, from Continuing Operations Excluding Merger Costs and Impairments $471,970 $486,168 Notes: (1) Third quarter 2013 results multiplied by four (2) Merger costs are pro forma adjustments that were excluded in the determination of post-merger pro forma 2012 income (loss) from continuing operations (3) Cole II portfolio gains on sale of real estate assets and property condemnations

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) FFO Reconciliations 22 FFO from Continuing Operations, as Adjusted Reconciliations ($000’s) Post-Merger Pro Forma FY 2012 Actual 3Q13 Annualized (1) Income (Loss) from Continuing Operations $51,163 $(92,224) Adjustments: Merger Costs (2) – 180,284 Depreciation and Amortization Expense (Real Estate Portfolio) 193,557 193,184 Impairments 15,816 – Other Expense (Income) (3) (639) – FFO from Continuing Operations Excluding Merger Costs and Impairments $259,897 $281,244 Weighted Average Common Shares Outstanding (Diluted) 330,230 FFO from Continuing Operations, as Adjusted per Share $0.85 Notes: (1) Third quarter 2013 results multiplied by four (2) Merger costs are pro forma adjustments that were excluded in the determination of post-merger pro forma 2012 income (loss) from continuing operations (3) Cole II portfolio gains on sale of real estate assets and property condemnations

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) Leverage Calculation 23 Leverage (Adjusted Debt / Annualized Adjusted EBITDA) Calculation Actual 3Q13 Adjusted Debt Revolving Credit Facilities, net 151,508 Mortgages and Notes Payable, net 3,454,935 Add (Less): Preferred Stock – Unamortized Debt (Premium) (2,409) Cash and Cash Equivalents (42,375) Cash Collateral Deposits Retained (16,927) Adjusted Debt $3,544,732 Adjusted EBITDA Net Loss (21,908) Adjustments: Interest Expense Continuing Operations 50,386 Discontinued Operations 47 Depreciation and Amortization Continuing Operations 48.338 Discontinued Operations 769 Merger Costs 45,071 Real Estate Acquisition Costs 470 Impairments – Discontinued Operations 1,963 Gains on Sales of Assets – Discontinued Operations (1,237) Income Tax Expense (Benefit) 803 Adjusted EBITDA $124,702 Annualized Adjusted EBITDA $498,808 Leverage (Adjusted Debt / Annualized Adjusted EBITDA) 7.1x

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) Implied Cap Rate Reconciliation 24 $MM, unless otherwise noted Aggregate Value (1) 13,050 6,104 Less: Loans Receivable, net (2) -- (31) Less: Accounts Receivable, net (31) (28) Less: Assets Held for Sale (17) (17) Less: Other Assets (146) (97) Plus: Accounts Payable & Accrued Expenses 69 28 Plus: Distributions Payable 39 -- Plus: Other Liabilities 39 97 Plus: Minority Interest – – Implied Real Estate Value 12,002 6,056 Q3 2013 Real Estate NOI Annualized 755 381 Implied Cap Rate (3) 5.8% 6.3% Notes: (1) As of November 11, 2013 (2) For National Retail Properties, includes mortgages, notes, and commercial mortgage interests (3) Equals 3Q2013 real estate NOI annualized divided by implied real estate value Source: Most recent SEC filings

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) Implied Cap Rate Reconciliation 25 $MM, unless otherwise noted At IPO Current Aggregate Value (1) 3,180 7,297 Less: Loans Receivable, net (61) (119) Less: Accounts Receivable, net – – Less: Assets Held for Sale (6) (87) Less: Other Assets (35) (98) Plus: Accounts Payable & Accrued Expenses 25 106 Plus: Distributions Payable – – Plus: Other Liabilities – – Plus: Minority Interest – – Implied Real Estate Value 3,059 7,099 Real Estate NOI Annualized (2) 270 528 Implied Cap Rate (3) 8.8% 7.4% Notes: (1) “At IPO” as of pricing on September 19, 2012 (split adjusted share price of $7.87); “Current” as of November 11, 2013 (split adjusted share price of $10.08) (2) Annualized NOI; “At IPO” NOI research estimated forward NTM, “Current” as of 3Q 2013 (3) Equals real estate NOI annualized divided by implied real estate value Source: SEC filings